EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

dated as of March 13, 2008

by and among

URSTADT BIDDLE PROPERTIES INC.

and

THE INVESTORS REFERRED TO HEREIN

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of March 13, 2008, is made by and among Urstadt Biddle Properties Inc., a Maryland corporation (the “Company”), and the Persons named on Schedule 1 as Investors (each a “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, pursuant to that certain Investment Agreement dated as of March 13, 2008, by and between WFC Holdings Corporation (“Wells Fargo”) and the Company (the “Investment Agreement”), the Company issued and the Investors purchased 2,400,000 shares of 8.50% Series E Senior Cumulative Preferred Stock (the “Series E Preferred Stock”) of the Company; and

WHEREAS, in connection therewith, the parties hereto desire to set forth the Investors’ rights and the Company’s obligation to cause the registration of the Series E Preferred Stock pursuant to the Securities Act.

NOW, THEREFORE, in consideration of the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions and Usage.  As used in this Agreement the following terms shall have the corresponding meanings:

1.1 Definitions.

“Commission” shall mean the Securities and Exchange Commission.

“Continuously Effective”, with respect to a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any thirty (30) calendar days, or (ii) an aggregate of sixty (60) calendar days during the two-year period specified in Section 2.1(c).

“Demand Registration” shall have the meaning set forth in Section 2.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Initiating Investor” shall have the meaning set forth in Section 2.1.

“Investment Agreement” shall have the meaning set forth in the Recitals.

“Investors” shall mean the Persons named on Schedule 1 as Investors and Transferees of such Persons’ Registrable Securities with respect to the rights that such Transferees shall have acquired in accordance with Section 8, at such times as such Persons shall own Registrable Securities.

“Majority Selling Investors” means those Selling Investors whose Registrable Securities included in a registration represent a majority of the Registrable Securities of all Selling Investors included therein.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Register”, “registered”, and “registration” shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

“Registrable Securities” shall mean, subject to Section 6.4: (i) the 2,400,000 shares of Series E Preferred Stock issued by the Company pursuant to the Investment Agreement; and (ii) any security issued in exchange for or otherwise in replacement of Series E Preferred Stock described in clause (i) above; provided, however, that Registrable Securities shall not include any securities (x) which have theretofore been registered and sold pursuant to a transaction registered under the Securities Act, (y) which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, or (z) which may be transferred pursuant to Rule 144 without the requirement of a volume limitation, the current public information requirement thereof or the manner of sale requirement thereof.

“Registrable Securities then outstanding” shall mean, with respect to a specified determination date, the Registrable Securities owned by all Investors on such date.

“Registration Expenses” shall have the meaning set forth in Section 4.1.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Selling Investors” shall mean, with respect to a specified registration pursuant to this Agreement, Investors whose Registrable Securities are included in such registration.

“Series E Preferred Stock” shall have the meaning set forth in the Recitals.

“Transfer” shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a “Transfer”.

“Violation” shall have the meaning set forth in Section 5.1.

1.2 Usage.

(a) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

(b) References to Registrable Securities “owned” by an Investor shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude the Series E Preferred Stock held by a Investor in a fiduciary capacity for customers of such Person.

(c) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

(d) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

(e) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

(f) The term “including” and correlative terms shall be deemed to be followed by “without limitation” whether or not followed by such words or words of like import.

(g) The term “hereof” and similar terms refer to this Agreement as a whole.

(h) The “date of” any notice or request given pursuant to this Agreement shall be determined in accordance with Section 10.2.

2. Demand Registration.

2.1 If the Company shall receive on or after the date that is nine (9) months following the date hereof a written request from the holders of a majority of the Registrable Securities then outstanding (“Initiating Investors”) that the Company file a registration statement under the Securities Act for an offering of the Registrable Securities on a continuous basis pursuant to Rule 415 under the Securities Act (a “Demand Registration”), covering the registration of Registrable Securities with an aggregate offering price, net of any placement agent fees, broker’s fees, and commissions on similar discounts, fees or commissions, of at least $5 million, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all holders of the Registrable Securities and shall, subject to the limitation of this Section 2.1, use its reasonable best efforts to effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the holders request to be registered within twenty (20) days of the mailing of such notice by the Company.  Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Secretary of the Company and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof which shall not include any underwritten, agency or similar method and that the request is for a Demand Registration pursuant to this Section 2.1.  In connection with the Demand Registration, the Company shall:

(a) Be entitled to postpone for up to ninety (90) days from the date of request of the Initiating Investor the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to Section 2.1, if the board of directors of the Company determines, in its good faith reasonable judgment, that such registration and the Transfer or Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly owned subsidiaries and the Company promptly gives the Initiating Investors notice of such determination;

(b) Use its reasonable best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, and in any event within ninety (90) days of the receipt of the request for the registration, giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering;

(c) Use its reasonable best efforts to keep the relevant registration statement Continuously Effective for the lesser of two (2) years or until such time as all holders who included Registrable Securities in the Registration Statement no longer hold any Registrable Securities (the “Registration Period”).  Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended or postponed, the foregoing period shall be extended by the aggregate number of days of such suspension or postponement; and

(d) Be obligated to effect no more than one (1) Demand Registration.  For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, or (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Investors and such interference is not thereafter eliminated.

2.2 A registration pursuant to this Section 2 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Majority Selling Investors and (ii) permit the disposition of the Registrable Securities in accordance with the intended method of disposition specified in Section 2.1.

2.3 The Company shall furnish to one firm of counsel for the Selling Investors (selected by Majority Selling Investors) copies of the filed registration statement or prospectus or any amendments or supplements thereto in the form substantially as proposed to be filed with the Commission at least five (5) business days prior to filing for review and comment by such counsel, which opportunity to comment shall include the right to contest disclosure if the applicable Selling Investor reasonably believes that such disclosure contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.4 The Company shall prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement.  The Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for the Registration Period, and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall promptly notify each Selling Investor, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Investor of Registrable Securities such amended or supplemented prospectus, which each such Investor shall thereafter use in the Transfer of Registrable Securities covered by such registration statement.  Pending such amendment or supplement each such Investor shall cease making offers or Transfers of Registrable Securities pursuant to the prior prospectus.  In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its reasonable best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Securities from registered status.

2.5 The Company shall furnish to each Selling Investor of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Investor may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Investor.

2.6 The Company shall use its reasonable best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Majority Selling Investors, and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in any such states or jurisdictions or to file a general consent to service of process in any such states or jurisdictions.

2.7 The Company shall promptly notify each Selling Investor of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

2.8 The Company shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than ninety (90) days after the end of the twelve (12)-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

2.9 The Company shall make available for inspection by any Selling Investor and the representatives of such Selling Investor (but not more than one firm of counsel to such Selling Investors), all financial and other information as shall be reasonably requested by them, and provide the Selling Investor and the representatives of such Selling Investor the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case, as shall be necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Investor of Registrable Securities agrees to be responsible for such Person’s breach of confidentiality on terms reasonably satisfactory to the Company.

2.10 The Company shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

2.11 The Company shall use its reasonable best efforts to provide a CUSIP number for the Registrable Securities prior to the earlier of the listing of such Registrable Securities on the New York Stock Exchange or the effective date of the first registration statement including Registrable Securities.

2.12 The Company shall take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in the Demand Registration.

3. Investors’ Obligations.  It shall be a condition precedent to the obligations of the Company to take any action with respect to the registration of the Registrable Securities pursuant to this Agreement of any Selling Investor that such Selling Investor shall furnish on a timely basis to the Company such information regarding such Selling Investor, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as may be reasonably requested by the Company from time to time to effect the registration of the Registrable Securities, and cooperate with the Company in preparing such registration.

4. Expenses of Registration.  Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

4.1 The Company shall bear and pay all expenses incurred in connection with the Demand Registration for each Selling Investor, including all registration, filing and Financial Industry Regulatory Authority fees, all fees and expenses of complying with securities or blue sky laws, all out-of-pocket word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company, and of the Company’s independent public accountants, and the reasonable fees and disbursements of one firm of counsel for the Selling Investors of Registrable Securities (selected by the Majority Selling Investors) in connection with a proposed filing pursuant to Section 2.1 (the “Registration Expenses”), but excluding any placement agent fees, broker’s fees and commissions on similar discounts, fees or commissions relating to Registrable Securities (which shall be paid by the Selling Investors).

4.2 Any failure of the Company to pay any Registration Expenses as required by this Section 4 shall not relieve the Company of its obligations under this Agreement.

5. Indemnification; Contribution.  If any Registrable Securities are included in a registration statement under this Agreement:

5.1 To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Investor, each Person, if any, who controls such Selling Investor within the meaning of the Securities Act, and each officer, director, manager, partner, and employee of such Selling Investor and such controlling Person, against any and all losses, claims, damages, liabilities and reasonable expenses (joint or several), including attorneys’ fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(a) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

(b) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(c) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration.

5.2 To the extent permitted by applicable law, each Selling Investor shall indemnify and hold harmless the Company, each of its directors and each of its officers and each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Investor, any controlling Person of any such other Selling Investor and each officer, director, partner, and employee of such other Selling Investor and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys’ fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Investor expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Investor of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 5.2 exceed the gross proceeds from the applicable offering received by such Selling Investor.

5.3 Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 5, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties.  The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 5.  Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder).  Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, and the fees and expenses of such counsel shall be the expenses of the indemnifying party if (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels).  No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

5.4 If the indemnification required by this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 5:

(a) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5.1 and Section 5.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 5.4(a).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.5 If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 5 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 5.4.

5.6 The obligations of the Company and the Selling Investors of Registrable Securities under this Section 5 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

6. Covenants of the Company.  The Company hereby agrees and covenants as follows:

6.1 If the Company shall receive at any time after six (6) months from the date of this Agreement, a written request from the holders of a majority of the Registrable Securities then outstanding, the Company shall use its reasonable best efforts to cause all of the Series E Preferred Stock to be listed on the New York Stock Exchange as soon as practicable and in any event within thirty (30) days following the date of such request, with such listing to be maintained continuously for the shorter of (i) a period of ten (10) years or (ii) until such time as all shares of the Series E Preferred Stock have been redeemed by the Company in accordance with Sections 11.7 or 11.8 of the Articles Supplementary.

6.2 The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act.  If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Investor of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Investors to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

6.3 For so long as an Investor owns any shares of the Series E Preferred Stock not subject to an effective Registration Statement, the Company shall, upon its receipt of written request therefor, deliver to Investor a certificate of the Company’s chief executive officer or its chief financial officer stating that the Company has filed all reports required under the Exchange Act during the preceding twelve (12) months (other than Form 8-K reports) and has been subject to such filing requirements for at least the preceding 90 days.

6.4 Unless the Company shall validly and legally exercise its right under Section 11.8(b) of the Articles Supplementary to redeem all outstanding shares of Series E Preferred Stock that are then Registrable Securities, the Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) Transfer or agree to Transfer all or substantially all the Company’s assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the Transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to include the securities which the Investors of

Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

6.5 The Company shall not grant to any Person (other than a Investor of Registrable Securities) any registration rights with respect to securities of the Company, or enter into any agreement, that would entitle the holder thereof to have securities owned by it included in the Demand Registration.

7. Amendment, Modification and Waivers; Further Assurances.

7.1 Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors owning Registrable Securities possessing a majority in number of the Registrable Securities outstanding at the time of the amendment or waiver.  Any amendment or waiver effected in accordance with this Section 7.1 shall be binding upon each Investor and the Company.  No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.  No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

7.2 Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

8. Transfer of Investor Rights.  All rights of an Investor pursuant to this Agreement may be Transferred by such Investor to any Person in connection with the Transfer of Registrable Securities to such Person, in all cases, if (i) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit A, and (ii) the Transferor shall have delivered to the Secretary of the Company, no later than fifteen (15) days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities which shall have been so Transferred.

9. Assignment; Benefit.  This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Investors owning Registrable Securities possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective.  A Investor may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor only as permitted by Section 8.

10. Miscellaneous.

10.1 Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, WITH THE EXCEPTION OF SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK.

10.2 Notices.  All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address specified on Schedule 2 to this Agreement or in the relevant agreement in the form of Exhibit A whereby such party became bound by the provisions of this Agreement; provided that any notice given by facsimile shall also be given by overnight courier guaranteeing next business day delivery.  Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be:  at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

10.3 Entire Agreement; Integration.  This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

10.4 Injunctive Relief.  Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law.  Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof.  By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

10.5 Section Headings.  Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

10.6 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument.  All signatures need not be on the same counterpart.

10.7 Facsimile Signatures.  Any signature page delivered pursuant to this Agreement via facsimile shall be binding to the same extent as an original signature.  Any party who delivers such a signature page agrees to later deliver an original counterpart to any party that requests it.

10.8 Severability.  If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

10.9 Filing.  A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate recorder of the Company.

10.10 Termination.  This Agreement may be terminated at any time by a written instrument signed by the parties hereto.  Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 5 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any Series E Preferred Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

10.11 Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

10.12 No Third Party Beneficiaries.  Nothing herein expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

URSTADT BIDDLE PROPERTIES INC.

By:      /s/ Willing L. Biddle
Name:  Willing L. Biddle
Title:  President

INVESTORS:

WFC HOLDINGS CORPORATION

By:      /s/ George Wick
Name: George Wick
Title:   Executive Vice President

Signature Page to
Urstadt Registration Rights Agreement

SCHEDULE 1
INVESTORS

WFC Holdings Corporation

Schedule 1 to
Urstadt Registration Rights Agreement

SCHEDULE 2
NOTICE ADDRESSES

Wells Fargo & Company
Securities Investment Group
MAC A0112-144
550 California Street, 14th Floor
San Francisco, CA 94104
Attention:  Mitchell Taylor, CFA
Fax:  (415) 975-7033

With copies to:

Sidley Austin LLP
555 West Fifth Street, 40th Floor
Los Angeles, CA 90013
Attention:  Stephen D. Blevit
Fax:  (213) 896-6600

Urstadt Biddle Properties Inc.
321 Railroad Avenue
Greenwich, Connecticut  06830
Attention:  Chief Financial Officer
Fax: (203) 861-6755

With a copy to:

Urstadt Biddle Properties Inc.
321 Railroad Avenue
Greenwich, Connecticut  06830
Attention:  Legal Counsel
Fax:  203-861-6755

With a copy to:

Baker & McKenzie LLP
1114 Avenue of the Americas
New York, NY 10036
Attention:  Carol B. Stubblefield
Fax:  (212) 310-1653

Schedule 2 to
Urstadt Registration Rights Agreement

EXHIBIT A

to Registration

Rights Agreement

AGREEMENT TO BE BOUND

BY THE REGISTRATION RIGHTS AGREEMENT

The undersigned, being the transferee of ______ 8.50% Series E Senior Cumulative Preferred Stock [or describe other capital stock received in exchange for such preferred stock] (the “Registrable Securities”), of Urstadt Biddle Properties Inc., a Maryland corporation (the “Company”), as a condition to the receipt of such Registrable Securities, acknowledges that matters pertaining to the registration of such Registrable Securities is governed by the Registration Rights Agreement dated as of March 13, 2008 initially among the Company and the Investors referred to therein (the “Agreement”), and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Investor by the terms of the Agreement, as the same has been or may be amended from time to time.

Agreed to this __ day of ______________, ____________.

_________________________________

_________________________________*

_________________________________*
*Include address for notices.

A-1
Urstadt Registration Rights Agreement